PALMER SQUARE SSI ALTERNATIVE INCOME FUND

Class A Shares

(Ticker Symbol: PSCAX)

Class I Shares

(Ticker Symbol: PSCIX)

A series of Investment Managers Series Trust

Supplement dated December 18, 2017, to the

Summary Prospectus dated August 1, 2017.

Effective December 18, 2017 (the “Effective Date”), SSI Investment Management, Inc. (the “Sub-Advisor”), the sub-advisor to the Palmer Square SSI Alternative Income Fund (the “Fund”), has agreed to implement a breakpoint with respect to the sub-advisory fee it receives from the Fund. Under the new arrangement, for Fund assets up to $300 million, the Sub-Advisor will continue to receive 0.95% of the Fund’s average daily net assets, and for Fund assets greater than $300 million, will receive 0.85%. Palmer Square Capital Management LLC, the Fund’s advisor, will continue to receive a management fee of 0.35% of the Fund’s average daily net assets.

Accordingly, the first footnote to the “Fees and Expenses” table on page 1 of the Summary Prospectus is replaced with the following:

1	The management fee includes fees of 0.35% payable to the Fund’s advisor and 0.95% payable to the Fund’s sub-advisor for the first $300 million in Fund assets and 0.85% for Fund assets over $300 million.

Please file this Supplement with your records.

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